                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[   ]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Sec. 240.14a-12

                                 SENSYTECH, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        (5)     Total fee paid:

                ----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ----------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

        3)      Filing Party:

                ----------------------------------------------------------------

        4)      Date Filed:

                ----------------------------------------------------------------

                                 SENSYTECH, INC.


                    NOTICE OF SPEICAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL ___, 2002

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on _________, April ____, 2002, at 10:00 a.m., local time, for the following purposes:

        (a)     A proposal to adopt the Sensytech, Inc. 2002 Stock Incentive
                Plan;
        (b) A proposal to approve an amendment to the Sensytech, Inc. Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares; and
        (c) The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March __, 2002 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

        THE BOARD OF DIRECTORS OF SENSYTECH, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE INDICATE THAT FACT BY MARKING THE APPROPRIATE LINE ON THE ACCOMPANYING PROXY FORM EVEN IF YOU DO NOT WISH TO GIVE YOUR PROXY. WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE READ THE ENCLOSED MATERIAL, SIGN, MARK, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                          By Order of the Board of Directors,
                                          /s/ Lloyd A. Semple
                                          --------------------------------------
                                          Lloyd A. Semple
                                          Secretary



Newington, Virginia
April __, 2002

SENSYTECH, INC.
EXECUTIVE OFFICES
8419 TERMINAL ROAD
NEWINGTON, VA 22122-1430

                                 SENSYTECH, INC.

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sensytech, Inc. (the "Company") for use at the Special Meeting of Stockholders of the Company ("Annual Meeting") being held on April __, 2002, at 10:00 a.m., local time, or at any adjournment thereof, for voting on the matters set forth in the accompanying Notice of Special Meeting of Stockholders and in this Proxy Statement.

        Only stockholders of record as of the close of business on March __, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company had _________ shares of Common Stock, $0.01 par value (the "Common Stock"), issued and outstanding on that date. Presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company's stockholders on or about March __, 2002. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal office.

        When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the approval of the Sensytech, Inc. 2002 Stock Incentive Plan and FOR approval of an amendment to the Sensytech, Inc. Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 25,000,000. In addition, if other matters come before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

        Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary prior to the Annual Meeting, by executing and delivering a later dated proxy, or by voting in person at the meeting.

        Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Adoption of the 2002 Stock Incentive Plan only requires approval by a majority of those voting, abstentions will have no impact on the vote. Because adoption of the Charter amendment requires a majority vote of all stockholders, abstentions will have the same effect as negative votes for that proposal. Broker non-votes are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Special Meeting.

        The expenses of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Common Stock is the only voting security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock, as of March __, 2002, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding on that date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.


                         PRINCIPAL HOLDERS OF SECURITIES

-----------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF                                   NUMBER OF                     PERCENT OF
    BENEFICIAL OWNER                                    SHARES(1)                        CLASS
-----------------------------------------------------------------------------------------------------------
S. Kent Rockwell                                       900,394(2)                        22.4
960 Penn Avenue, Suite 800
Pittsburgh, PA 15222
-----------------------------------------------------------------------------------------------------------

S. R. Perrino                                          776,096(3)                        19.3
6319 Chaucer View Circle
Alexandria, VA 22304
-----------------------------------------------------------------------------------------------------------

(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC.

(2) Shares held by Rockwell Holdings, Inc., over which Mr. Rockwell has sole voting and investment power.

(3) Includes 67,276 shares held of record by the Company's 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

                         OWNERSHIP OF EQUITY AND VOTING
                      SECURITIES BY DIRECTORS AND OFFICERS

        The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each director, and each of the Executive Officers named in the Summary Compensation Table (the "Named Executive Officers"), as of March 1, 2002. Except as noted, each person exercises sole voting and investment power over the shares beneficially owned.

-----------------------------------------------------------------------------------------------------------
              NAME                                          NUMBER OF SHARES(1)      PERCENT OF CLASS(2)
-----------------------------------------------------------------------------------------------------------
Charles W. Bernard, Director                                         25,800                     .6
-----------------------------------------------------------------------------------------------------------
John Irvin, Director                                                 12,121                     .3
-----------------------------------------------------------------------------------------------------------
S. R. Perrino, Director                                             776,096(3)                19.3
-----------------------------------------------------------------------------------------------------------
Philip H. Power, Director                                            27,420                     .7
-----------------------------------------------------------------------------------------------------------
S. Kent Rockwell, Director & Executive Officer                      900,394(4)                22.4
-----------------------------------------------------------------------------------------------------------
John D. Sanders, Director                                            70,210(5)                 1.7
-----------------------------------------------------------------------------------------------------------
Donald F. Fultz, Executive Officer                                   44,088                    1.1
-----------------------------------------------------------------------------------------------------------
Donald F. Gardner, Executive Officer                                110,573                    2.8
-----------------------------------------------------------------------------------------------------------
James D. Ross, Executive Officer                                     24,015                     .6
-----------------------------------------------------------------------------------------------------------
All directors and executive officers as a group (9
persons)                                                          1,990,717                   49.5
-----------------------------------------------------------------------------------------------------------

(1) The column sets forth shares of Common Stock, which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options that were exercisable as of March _____, 2002, or within the next 60 days as follows: Mr. Fultz, 9,000; Mr. Gardner, 39,000; Mr. Power, 3,000; Mr. Ross, 9,000 and Dr. Sanders, 28,800.

(2) For purposes of calculating the percentage of Common Stock beneficially owned by any person or group, the shares issuable to such person or group upon exercise of stock options that were exercisable as of March ______, 2002, or within the next 60 days, are considered outstanding.

(3) Includes 67,276 shares held in the Company's 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

(4) Shares held by Rockwell Holdings, Inc. over which Mr. Rockwell has sole voting and investment power.

(5) Includes 550 shares owned by Dr. Sanders' spouse and 17,190 shares held in a profit sharing plan over which Dr. Sanders has sole voting and investment power.

                                   PROPOSAL 1

                      PROPOSAL TO ADOPT THE SENSYTECH, INC.
                            2002 STOCK INCENTIVE PLAN

        At its meeting held on March __, 2002, the Board of Directors voted to terminate the Company's Long-Term Incentive Plan (the "1995 Plan") and adopt the 2002 Stock Incentive Plan (the "2002 Plan"), subject to the approval of the Company's stockholders. The purpose of the Plan is to promote the interests of the Company and its stockholders by providing incentives and rewards to those employee who are largely responsible for the success and growth of the Company and its subsidiaries; to assist them in attracting and retaining executives and other key employees with experience and ability; and to attract and retain experienced and qualified Directors who are not employees of the Company or a subsidiary.

        A SUMMARY OF THE PRINCIPAL FEATURES OF THE 2002 PLAN IS PROVIDED BELOW, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 2002 PLAN WHICH WAS FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. THAT TEXT IS NOT INCLUDED IN THE PRINTED VERSION OF THIS PROXY STATEMENT.

SHARES AVAILABLE FOR ISSUANCE

        As of March 1, 2002, approximately __________ shares were subject to outstanding options and __________ shares were available for the grant of options under the 1995 Plan. If the 2002 Plan is approved and implemented, no further options will be granted under the 1995 Plan, but shares which would have been available for granting under the 1995 Plan will become available for granting under the 2002 Plan. In addition, 650,000 shares of Common Stock will also become subject to the 2002 Plan, subject to adjustment in the event of stock dividends, stock splits, recapitalizations or other changes in the outstanding Common Stock. Authority to grant options under the 1995 Plan will expire on approval of the 2002 Plan by the Stockholders.

ADMINISTRATION AND ELIGIBILITY

        The 2002 Plan will be administered by the Compensation Committee of the Board (the "Committee"), except that the Board will have the authority to determine which Directors shall receive Awards under the plan and the terms and conditions of those Awards. In addition, the Committee may delegate to the Chief Executive Officer the authority to grant Awards to employees who are not subject to Section 16(a) of the Securities Exchange Act of 1934, as amended. Awards may be made to Recipients, who must be employees of the Company or a subsidiary, a Director, a person who has agreed in writing to become an employee of the Company or a subsidiary within 30 days or a consultant or advisor who has rendered bona fide services to the Company or a subsidiary not in connection with the offer or sale of securities in a capital-raising transaction.

AWARDS UNDER THE PLAN

        GRANTING OF AWARDS. The Committee is authorized to grant Awards under the 2002 Plan which may include shares of Common Stock, Restricted Shares, Stock Options, Performance Shares, Performance Units and Target Awards. The Committee may establish performance goals to be achieved within any performance period it may select using any measures of the performance of the Company it may select as a condition to the receipt of the Award.

        VESTING. The Committee may also determine that all or a portion of an Award or payment to a Recipient pursuant to an Award will vest at such times and upon such terms as may be selected by it, except that (a) an award of Restricted Shares will not vest prior to the expiration of three years from the date of the grant, and (b) all other Awards may not vest in less than one year from the date of grant (unless the Award is made in lieu of cash compensation due to the Recipient).

        DEFERRED PAYMENT. The Committee, or in the case of Outside Directors, the Board of Directors, may determine that all or a portion of an Award to a Recipient (a) must be deferred, or (b) at the election of the Recipient may be deferred for such periods and upon such terms as the Committee, or the Board of Directors, in the case of Outside Directors, may determine.

        CONTINUATION OF EMPLOYMENT. The Committee must require that Recipients who are employees when the Award is made must be an employee of the Company or a subsidiary (or must have retired with the approval of the Company or a subsidiary) at the time the Award becomes vested.

        DIRECTOR STOCK OPTIONS. The Board of Directors may grant to each Outside Director, including any persons becoming Outside Directors during the term of the 2002 Plan, one or more options to acquire up to 15,000 shares of Common Stock. Director Stock Options will vest on the first anniversary of the date of the grant, will have a term of ten years, and must be exercised prior to the first anniversary of the Outside Director's termination of service as a Director.

        STOCK OPTION PRICE. The purchase price per share of Common Stock under each Stock Option shall not be less than the closing price for the Common Stock on the NASDAQ Market (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option or Incentive Stock Option is granted or if no closing price is reported on the date of grant, the last reported closing price.

CHANGE OF CONTROL

        The 2002 Plan provides that in the event of a Change in Control (as described below), with certain exceptions, (a) all outstanding Stock Options shall become fully vested and exercisable, (b) all Stock Awards shall become fully vested, and (c) Performance Units may be paid out in such manner and amounts as determined by the Committee. For purposes of the 2002 Plan, a Change in Control will generally be deemed to have occurred if (i) with certain limited exceptions, any person becomes the beneficial owner of 40% or more of the combined voting power of the Company's then outstanding securities; (ii) the Company's stockholders approve a merger or consolidation of the Company other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity, or (B) a merger or consolidation effect to implement a recapitalization in which no person acquires more than 15% of the Company's then outstanding securities having the right to vote for the election of directors;
(iii) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or (iv) during any 24-month period, the majority of the membership of the Board changes without the approval of two-thirds of the Directors who were either Directors at the beginning of the period or whose election was previously so approved.

NEW PLAN BENEFITS

        As of March __, 2002, no grants or awards had been made under the 2002 Plan. Because grants and awards under the 2002 Plan will be determined on a case-by-case basis by the Committee and none are expected to be made prior to stockholder approval of the 2002 Plan, the benefits to be received by any particular current executive officer, by all current executive officers as a group, or by non-executive officer employee as a group cannot be determined by the Company at this time. Outside Directors are limited to receiving Stock Options of up to 15,000 shares. However, since the exercise price of these options is to be the market price on the day of grant, there is no way to determine the exercise price of any such options at this time. The closing market price on March __, 2002 was $____ per share.

FEDERAL INCOME TAX CONSEQUENCES

        Generally, an employee who has been granted an incentive stock option ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code'") will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such option. If the employee makes no disposition of shares acquired pursuant to an ISO within two years from the date of grant of such option, or within one year of the transfer of the shares to such employee, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not satisfied, the employee will generally realize ordinary income at the time of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price, or
(ii) the excess of the amount realized upon disposition of the shares, if any, over the option price, and the Company will be entitled to a corresponding deduction.

        Generally, an individual will not realize taxable income at the time of the grant of an option which does not qualify as an ISO. Upon exercise of such non-qualified stock option, however, the individual will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of such shares, the individual will realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the option price plus the amount of ordinary income realized upon exercise.

        Generally, an individual who has been granted a Stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares subject to an Award, the individual will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction. Dividends paid to the individual during the restriction period will also be compensation income to the individual and deductible as such by the Company. The holder of a Stock Award may elect to be taxed at the time of grant of the award on the then fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. If an individual who has made such an election subsequently forfeits the shares, he will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

        The Company has also been advised that an employee who has been granted Performance Units will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The individual will have income at the time of payment, and the Company will have a corresponding deduction.

        Any acceleration of the payment of grants or Awards under the Plan in the event of a Change in Control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company. A deduction otherwise available to the Company for any year with respect to compensation payable to an executive officer may be denied to the extent that it exceeds $1,000,000. For these purposes, Stock Awards and Performance Units awarded under the Plan may under certain circumstances qualify for, and it is anticipated that grants of options will generally qualify for, an exception to that limitation for eligible performance-based compensation.

STOCKHOLDER APPROVAL

        Approval of the 2002 Plan will require the affirmative vote of the holders of shares of the Common Stock representing more than 50% of the shares represented in person or by proxy and voting on this proposal. As a result, shares that abstain from voting and broker non-votes will have no effect on the outcome. Proxies not marked to the contrary, will be voted FOR adoption of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2002 PLAN.

                                   PROPOSAL 2

   TO APPROVE AN AMENDMENT TO THE SENSYTECH, INC. CERTIFICATE OF INCORPORATION
             TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                STOCK FROM 5,000,000 SHARES TO 25,000,000 SHARES

        The Company's Certificate of Incorporation presently authorizes the Company to issue up to 5,000,000 shares of common stock, par value $0.01 per share ("Common Stock"). The Board of Directors is proposing that the number of authorized shares of Common Stock be increased to 25,000,000.

        The Board of Directors is seeking this amendment for two reasons. First, the number of shares already issued plus the number of shares under option under the 1995 Plan virtually equal the number of shares currently authorized under the Certificate of Incorporation. Thus, if the proposed amendment to increase the number of authorized shares is not approved, there will not be any shares available to implement the 2002 Plan. Since the Board believes that the 2002 Plan is important to enable the Company to keep and attract qualified employees, the Board believes that it is important that there be an adequate number of shares available under the Company's Certificate of Incorporation to implement that plan.

        Second, although it has no current plans to use the increased number of authorized shares (other than to implement the 2002 Plan), the Board believes that it is important for the Company to have available to it an adequate number of authorized shares so that it can use those shares to take advantage of any financing, acquisition or other economic opportunities which may become available in the future.

        Although the Board does not know of any plans by any person to attempt a hostile take-over of the Company, if the proposed Amendment is approved, in the event of any such attempt, the Board could use the large number of authorized shares (in comparison to the number of shares currently outstanding) to place a large block of shares in the hands of a friendly person or persons and thereby make any threatened hostile takeover more expensive. If this happened, it could discourage a potential buyer from continuing with its hostile take-over plans.

STOCKHOLDER APPROVAL

        Approval of the proposed Amendment requires an affirmative vote of the holders of shares of the Common Stock representing more than 50% of the outstanding shares.

As a result, shares that abstain from voting and broker non-votes will have the effect of being "no" votes on the proposed adoption of the Amendment. Proxies not marked to the contrary, will be voted FOR adoption of the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT.

                            COMPENSATION OF DIRECTORS

        Effective June 9, 1998, Outside Directors receive $1,200 per quarter with an additional payment of $300 for each Board or Committee meeting attended, and are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings. Employee directors do not receive directors' fees.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

        The following table sets forth the annual compensation for the years indicated for the person who served as the Company's Chief Executive Officer during fiscal 2001 and for the three most highly compensated executive officers of the Company, other than the Chief Executive Officer, who served during fiscal 2001.

--------------------------------------------------------------------------------------------------------------------
    NAME AND
    PRINCIPAL       FISCAL
    POSITION         YEAR            ANNUAL COMPENSATION                    LONG TERM COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                   Other Annual
                              Salary    Bonus(1)   Compensation(2)
                                ($)        ($)          ($)                Awards            Payouts
--------------------------------------------------------------------------------------------------------------------

                                                                               Securities
                                                                  Restricted   Underlying
                                                                    Stock     Options/SARs     LTIP     All Other
                                                                  Award(s)(3)      (#)       Payouts   Compensation
--------------------------------------------------------------------------------------------------------------------
S. Kent            2001       $200,000     $     0     $6,447      $       0       0           $ 0          $ 0
Rockwell           2000(4)    $136,536     $     0     $    0      $       0       0           $ 0          $ 0
Chairman,          1999(4)    $ 96,919     $   300     $    0      $       0       0           $ 0          $ 0
CEO, President
--------------------------------------------------------------------------------------------------------------------
Donald F. Fultz    2001       $129,150     $ 5,883     $3,859      $       0       0           $ 0          $ 0
CFO/Treasurer      2000       $120,098     $11,240     $4,258      $  11,240       0           $ 0          $ 0
                   1999       $      0     $     0     $    0      $       0       0           $ 0          $ 0
--------------------------------------------------------------------------------------------------------------------
Donald F. Gardner  2001       $127,100     $     0     $7,151      $       0       0           $ 0          $ 0
VP, EW Group       2000       $119,252     $11,841     $6,912      $  11,841       0           $ 0          $ 0
                   1999       $      0     $     0     $    0      $       0       0           $ 0          $ 0
--------------------------------------------------------------------------------------------------------------------
James D. Ross      2001       $126,663     $ 5,461     $4,205      $       0       0           $ 0          $ 0
VP,                2000       $108,257     $10,524     $3,678      $  10,524       0           $ 0          $ 0
Communications     1999       $      0     $     0     $    0      $       0       0           $ 0          $ 0
Group
--------------------------------------------------------------------------------------------------------------------


(1)     Paid pursuant to the Company's Incentive Compensation Plan.

(2) Detail of amounts reported in the "Other Annual Compensation" column is provided in the following table.

(3) Paid pursuant to the Company's Incentive Compensation Plan. Shares vest upon one-year anniversary of the stock award.

(4) Mr. Rockwell received compensation at an annual rate of $100,000 effective October 1, 1998, and $200,000 effective May 29, 2000.

        The following table provides information regarding Other Annual Compensation not properly categorized as salary or bonus:

------------------------------------------------------------------------------------------------------------
                                             401(k)/
                                             PENSION
        OFFICER'S            FISCAL           PLAN            EXCESS LIFE        EXCESS           AUTO/
          NAME                YEAR        CONTRIBUTION         INSURANCE        VACATION          FUEL
------------------------------------------------------------------------------------------------------------
S. Kent Rockwell              2001            $5,673             $ 774            $   0          $    0
                              2000            $5,056             $ 592            $   0          $  145
                              1999            $2,201             $ 458            $   0          $    0
------------------------------------------------------------------------------------------------------------
Donald F. Fultz               2001            $3,722             $ 137            $   0          $    0
                              2000            $3,996             $ 262            $   0          $    0
                              1999            $    0             $   0            $   0          $    0
------------------------------------------------------------------------------------------------------------
Donald F. Gardner             2001            $4,423             $ 586            $   0          $2,142
                              2000            $4,002             $ 506            $   0          $2,404
                              1999            $    0             $   0            $   0          $    0
------------------------------------------------------------------------------------------------------------
James D. Ross                 2001            $4,141             $  64            $   0          $    0
                              2000            $3,576             $ 102            $   0          $    0
                              1999            $    0             $   0            $   0          $    0
------------------------------------------------------------------------------------------------------------

                                     OPTIONS

        The following table provides information concerning stock option exercises in fiscal 2001 by the Named Officers and the value of their unexercised options at September 30, 2001.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------
                                                                                            VALUE OF
                                                                NUMBER OF                  UNEXERCISED
                                                               UNEXERCISED                IN-THE-MONEY
                            SHARES                              OPTIONS AT                 OPTIONS AT
                           ACQUIRED                            RECORD DATE                 RECORD DATE
                              ON             VALUE               END (#)                     END ($)
                           EXERCISE        REALIZED          EXERCISABLE (E)/           EXERCISABLE (E)/
         NAME                 (#)             ($)           UNEXERCISABLE (U)           UNEXERCISABLE (U)
--------------------------------------------------------------------------------------------------------------
S. Kent Rockwell               0              $ 0                     0                   $       0
--------------------------------------------------------------------------------------------------------------
Donald F. Fultz                0              $ 0                 9,000 (E)               $  68,000 (E)
--------------------------------------------------------------------------------------------------------------
Donald F. Gardner              0              $ 0                39,000 (E)               $ 294,000 (E)
--------------------------------------------------------------------------------------------------------------
James D. Ross                  0              $ 0                 9,000 (E)               $  68,000 (E)
--------------------------------------------------------------------------------------------------------------

                           INCENTIVE COMPENSATION PLAN

        The Company has adopted an Incentive Compensation Plan for all employees, including executive officers, under which performance targets are established for each fiscal year. Each employee earns an incentive bonus consisting of cash or a combination of a cash payment and shares of Company Common Stock.

                                     GENERAL

        At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

               STOCKHOLDER PROPOSALS FOR YEAR 2003 ANNUAL MEETING

        Proposals by stockholders, which are intended to be presented at the Company's 2003 Annual Meeting of Stockholders, must be submitted in writing to the Secretary of the Company no later than September 5, 2002. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement for the next annual meeting.

                                            By Order of the Board of Directors
                                            /s/ Lloyd A. Semple
                                            ----------------------------------
                                            Lloyd A. Semple
                                            Secretary

                                 SENSYTECH, INC.
                            2002 STOCK INCENTIVE PLAN


1.      Purposes.

        The purposes of this Sensytech, Inc. 2002 Stock Incentive Plan are to provide incentives and rewards to those employees who are largely responsible for the success and growth of Sensytech, Inc. ("the Company") and its Subsidiary corporation/s; and to assist them in attracting and retaining executives and other key employees with experience and ability; and to attract and retain experienced and qualified Directors who are not employees of the Company or any Subsidiary.

2.      Definitions.

        (a) "Award" means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options, Performance Units, and Stock Performance Shares.

        (b) "Board of Directors" means the Board of Directors of the Company.

        (c) "Common Stock" means the Common Stock, $0.01 par value, of the Company.

        (d)     "Company" means Sensytech, Inc., a Delaware corporation.

        (e) "Director" means a member of the Board of Directors of the Company or a member of the Board of Directors of any Subsidiary.

        (f)     "Director Stock Option" means a Stock Option granted pursuant to
                Section 11.

        (g) "Incentive Stock Option" means a Stock Option which meets all of the requirements of an "incentive stock option" as defined in
                Section 422(b) of the Internal Revenue Code.

        (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

        (i) "Outside Director" means a Director who is not an employee of the Company or a Subsidiary.

        (j) "Outside Director Recipient" means an Outside Director who has been granted a Director Stock Option.

        (k) "Performance Period" means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

        (l) "Performance Share" means the right to receive, upon satisfying designated performance goals for a Performance Period, shares of Common Stock.

        (m) "Performance Unit" means the right to receive, upon satisfying designated performance goals within a Performance Period, Performance Shares, cash, or a combination of cash and Performance Shares, based upon the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

        (n) "Plan" means this Sensytech, Inc. 2002 Stock Incentive Plan, as the same may be amended from time to time.

        (o) "Recipient" means someone who has been granted an Award under the Plan and is either (i) an employee of the Company or a Subsidiary, (ii) a Director, (iii) a person who has agreed in writing to become an employee of the Company or a Subsidiary within thirty (30) days, or (iv) a consultant or advisor who has rendered bona fide services to the Company or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction.

        (p) "Restricted Share" means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

        (q) "Stock Option" means the right to purchase shares of the Company's Common Stock upon exercise of an option granted under the Plan, including a Director Stock Option.

        (r) "Subsidiary" means a subsidiary of the Company controlled directly or indirectly by the Company within the meaning of Rule 405 promulgated under the Securities Exchange Act of 1933, as amended, and such subsidiaries divisions, departments, and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

        (s) "Target Award" means an Award, other than a Stock Option, the payment under which is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code and the regulations thereunder.

        (t) "Target Award Performance Period" means the performance period over which a Target Award is earned.

3.      Administration of the Plan.

        (a) The Plan shall be administered by a Compensation Committee (the "Committee") consisting of not less than two (2) Outside Directors of the Company each of whom qualifies as an "Outside

                Director" under Treasury Regulation Section 1.162-27(e)(3) and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. All references herein to the Committee shall be deemed to mean any successor to the Committee, however designated, or the Board of Directors, if the Board of Directors has not appointed a Committee.

        (b) Subject to the powers herein specifically reserved to the Board of Directors, the Committee shall have full power and authority to determine which Recipients shall receive Awards, to construe, interpret and administer the Plan and, subject to the other provisions of the Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the stockholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under the Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt such rules and regulations for the carrying out of the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards. Notwithstanding the foregoing, the Board of Directors shall have authority to determine which Directors shall receive Awards and the terms and conditions of such Awards. In addition, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Recipients who are not subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

        (c) The payment under any Target Award shall be contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of the Target Award Performance Period (or in the case of a newly hired Recipient, before 25% of such Recipient's service for such Target Award Performance Period has elapsed). Such performance goals will be based upon one or more of the following performance-based criteria: earnings per share of the Common Stock, the Company's return on net assets, equity, or revenues, or the Company's cash flow, book value, Common Stock performance or price-earnings ratio. The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase such award.

4.      Eligibility.

        Awards may be granted to any Recipient; provided, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of such Subsidiary (or such other level of stock ownership as may from time to time be set forth in Section 424(c) of the Internal Revenue Code). No member of the Committee (other than an ex officio member) shall be eligible for grants of Awards under the Plan by the Committee, although such member may be eligible for grants of Director Stock Options or for Awards granted by the Board of Directors.

5.      Stock Subject to the Plan.

        (a) The total number of shares of Common Stock issuable under this Plan may not exceed an aggregate of 650,000 shares plus the number of shares available under the 1995 Amended and Restated Stock Incentive Plan subject to adjustment pursuant to Section 15 pertaining to a change in capital structure, and subject to increase as provided in Section 5. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. All of such shares may be issued or issuable under this Plan in connection with the exercise of Incentive Stock Options, provided that not more than 650,000 shares plus the number of shares available under the 1995 Amended and Restated Stock Incentive Plan may used to grant Incentive Stock Options subject to adjustment pursuant to
                Section 15 pertaining to a change in capital structure, and subject to increase as provided in Section 5.

        (b) Shares of Common Stock reserved for issuance pursuant to previously granted Awards or Director Stock Options which are not actually issued pursuant to such Award or Director Stock Option pursuant to this Plan (due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

        (c) Shares of Common Stock reserved for issuance pursuant to previously granted stock options under any other plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company, and which are not actually issued pursuant to such stock option (due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

6.      Awards.

        (a) Awards under the Plan may include shares of Common Stock, Restricted Shares, Stock Options, Performance Shares, Performance Units, and Target Awards.

        (b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company it may select as a condition to the receipt of the Award.

7.      Vesting Requirements and Other Contingencies.

        The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it, except that
(i) an award of Restricted Shares shall not vest prior to the expiration of three (3) years from the date of grant, and (ii) all other Awards may not vest in less than one year from the date of grant (unless such Award was granted to a Recipient in lieu of cash compensation due to such Recipient). However, the Committee may accelerate the vesting of any Award upon a "Change of Control of the Company" as such term may be defined in the Award agreement. In addition, the Committee may require a Recipient to refund to the Company the value of an Award realized by a Recipient, if the Recipient accepts employment with a competitor of the Company or a subsidiary of the Company within six (6) months of such realization. In the case of a Stock Option, a Recipient shall be deemed to realize its value upon the exercise of the Stock Option and its value shall be an amount equal to the excess of the market value of the shares of Common Stock received as of the date of the exercise over the exercise price paid for such shares. In the case of all other Awards, a Recipient shall be deemed to realize their value upon the payment of the Award and its value shall be the amount of any cash received plus an amount equal to the market value of the shares of Common Stock received in connection with the Award. The market value of shares shall be the closing price for the Common Stock on the NASDAQ Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date of realization, or if such closing price is not reported on such date, the last reported closing price.

8.      Deferred Payment.

        The Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, (i) shall be deferred, or (ii) at the election of such Recipient, may be deferred. Deferrals shall be for such periods and upon such terms as the Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine.

9.      Continuation of Employment.

        With respect to Awards granted to employees, the Committee shall require that (a) Awards may only be granted to Recipients, and (b) a Recipient must be an employee of the Company or a Subsidiary (or must have retired with the approval of the Company or a Subsidiary) at the time an Award becomes vested. Notwithstanding the foregoing, the Committee shall have the sole power to determine the date of and the circumstances which shall constitute a cessation of employment (including whether the spin-off of a Subsidiary constitutes a cessation of employment of employees who continue in the employ of Subsidiary subject to such spin-off) and to determine whether such cessation is the result of retirement, death or any other reason. The Committee may provide for the termination of any such outstanding Award if a Recipient ceases to be an employee of the Company or a Subsidiary or a Director and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole and absolute discretion, deems advisable.

10.     Employment Status.

        No Award shall be construed as imposing upon the Company or a Subsidiary the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

11.     Director Stock Options.

        The Board of Directors may grant to each Outside Director serving on the Company's Board of Directors a stock option to purchase up to 15,000 shares of Common Stock as an Outside Director (a "Director Stock Option"). Director Stock Options shall contain such terms as the Board of Directors shall determine; provided, however, that such Stock Options shall vest on the first anniversary of the date of grant, shall have a term of ten (10) years and must be exercised prior to the first anniversary of the Outside Director's termination of service as a Director.

12.     Stock Option Price.

        The purchase price per share of Common Stock under each Stock Option shall not be less than the closing price for the Common Stock on the NASDAQ Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option or Incentive Stock Option is granted or if such closing price is not reported on the date of grant, the last reported closing price. Payment for exercise of any Stock Option granted hereunder shall be made in cash.

13.     Registration of Stock.

        Each Award and each Director Stock Option shall be subject to the requirement that if at any time the Committee (or, in the case of a Director Stock Option, counsel for the Company) shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or Stock Option or the purchase of shares thereunder, the Award or Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its sole discretion, deems unacceptable.

14.     Assignability.

        No Award or Director Stock Option shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by him or her. Notwithstanding the foregoing, the Committee may permit a Recipient of a Stock Option (other than an Incentive Stock Option) or an Outside Director Recipient, to transfer such Stock Option to any one or more of the following: such Recipient's or Outside Director Recipient's family member, a trust established primarily for the benefit of a family member, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such Stock Option so transferred shall be subject to the provisions of Section 9 or 11 as the case may be, concerning the exercisability during such transferor's employment or service as a Director.

15.     Dilution or Other Adjustments.

        In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards and Director Stock Options or any other provisions of this Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan or the number of shares of Common Stock subject to an outstanding Award or Director Stock Option. In the absence of any of the foregoing transactions, in no event shall Stock Options be re-priced to a lower price without approval of the stockholders of the Company and in no event shall Stock Options be cancelled and reissued at a lower price if the reissuance occurs within six (6) months of cancellation.

16.     Change of Control.

        a. Acceleration. Except as otherwise provided in this Plan or in an agreement reflecting an Award, upon the occurrence of a Change of Control:

                i. All outstanding Stock Options shall become fully exercisable.

                ii.     All Stock Awards shall become fully vested.

                iii. Performance Units may be paid out in such manner and amounts as determined by the Committee.

        b. Definition of Change in Control. For purposes of this Plan, the term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board of Directors which occurs as follows:

                i. any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Company, any entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the

                        Company or its subsidiaries or such proportionately owned corporation, becomes through acquisitions of securities of the Company after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities having the right to vote for the election of Directors;

                ii. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transactions) in which no Person acquires more than 15% of the Company's then outstanding securities having the right to vote for the election of Directors;

                iii. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); or

                iv. during any 24-month period, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new Director (other than a Director designated by a Person who has entered into any agreement with the Company to effect a transaction described in paragraph i, ii or iii of this subsection 16b) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

17.     Withholding Taxes.

        The Company shall have the right to deduct from all Awards paid hereunder in cash the minimum federal, state, and local taxes required by law to be withheld with respect to such Awards. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to tender shares of Common Stock to the Company.

18.     Costs and Expenses.

        The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient or Outside Director Recipient.

19.     Funding the Plan.

        The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

20.     Award Contracts and Stock Option Agreements.

        The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Recipients. The Board of Directors shall have the power to specify the form of Director Stock Option agreements to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such agreements shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Outside Director Recipients. No Recipient or Outside Director Recipient shall have any rights as a holder of Common Stock with respect to Awards or Director Stock Options hereunder unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient or to the Outside Director Recipient.

21.     Guidelines.

        The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines from time to time as the Board deems necessary.

22.     Amendment and Discontinuance.

        The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the stockholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 15 hereof, (ii) change the termination date of the Plan provided in Section 23, or (iii) delete or amend the market value restrictions contained in Sections 12 and 13 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award or Director Stock Option of any kind theretofore granted under the Plan without the consent of the Recipient of the Award or the Outside Director Recipient, as the case may be, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 15 hereof or unless the same is by reason of the matters referred to in Section 16 hereof.

23.     Termination.

        The Committee may grant Awards and Director Stock Options at any time prior to February 12, 2012, on which date this Plan will terminate except as to Awards and Stock Options then outstanding hereunder, which Awards and Director Stock Options shall remain in effect until they have expired according to their terms or until February 12, 2022, whichever first occurs. No Stock Option shall be exercisable later than ten (10) years following the date it is granted and no other Award shall have a term of more than ten (10) years.

24.     Approval.

        The 2002 Stock Incentive Plan was adopted by the Board of Directors on March ___, 2002. The Plan shall take effect upon due approval of the stockholders of the Company.

PROXY                                                                      PROXY

                          SPECIAL STOCKHOLDERS' MEETING
                                 SENSYTECH, INC.

        The Special Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on _______, April __, 2002, at 10:00 a.m., local time. The undersigned hereby constitutes and appoints Joseph T. Houston and Priscilla A. Lyles, or either of them, with power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of Common Stock of Sensytech, Inc. that the undersigned is (are) entitled to vote at the Special Meeting and at any adjournments thereof, upon the following matters which are being proposed by the
Company:

        1.      Approval of the Sensytech, Inc. 2002 Incentive Stock Plan.

        [  ] FOR              [  ] AGAINST                    [  ] ABSTAIN


        2. Approval of the proposed Amendment to the Sensytech, Inc. Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 shares to 25,000,000 shares.

        [  ] FOR              [  ] AGAINST                    [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated March __, 2002 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.




                                       -----------------------------------------
                                       Signature                            Date

                                       -----------------------------------------
                                       Signature                            Date

                                       NOTE: Please sign exactly as name(s)
                                       appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

                                                       Comments/Address Changes:



I/We plan to attend the Special Meeting. ________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SENSYTECH, INC.


                                       2